SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported):     January 6, 2003
                                                 ----------------------------


                     BBJ ENVIRONMENTAL TECHNOLOGIES, INC.
-----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Nevada                   0-24016                 65-1148155
----------------------------   -------------------   ------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)



6802 Citicorp Blvd., Suite 500, Tampa, Florida                 33619
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (813) 622-8550
                                                     ------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)





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Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.


Exhibit No.     Description
-----------     -----------

   99.1         Press Release, dated January 6, 2003, reporting U.S.
                Environmental Protection Agency registration of new antimicrobial product.



Item 9.         Regulation FD Disclosure.

     On January 6, 2003, BBJ Environmental Technologies, Inc., a Nevada corporation (the "Company"), issued a press release announcing that the U.S. Environmental Protection Agency has granted registration to the Company for BBJ Microbiocide For Air Ducts, its new antimicrobial product for use in air duct systems.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This press release is furnished pursuant to Item 9 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, regardless of any general or specific incorporation language in such filing.


    [Rest of Page Intentionally Blank.  Signature on Following Page.]






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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


Date:  January 8, 2003                By:     /s/ Jerry V. Schinella
                                         ---------------------------------
                                         Jerry V. Schinella
                                         President and Chief Financial
                                         Officer

                                EXHIBIT INDEX
                                -------------

Exhibit No.     Description
-----------     -----------

   99.1         Press Release, dated January 6, 2003, reporting U.S.
                Environmental Protection Agency registration of new antimicrobial product.







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